                                                                     EXHIBIT 4.2

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to State of Wisconsin Investment Board (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2nd, 2001 in connection with the issuance of the Company's Common Stock.

     1.  Purchase of Shares. Subject to the terms and conditions hereinafter
         ------------------
set forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals the quotient obtained by dividing 5% of the aggregate principal amount paid by the Purchaser in the Agreement by the Purchase Price, as defined in the Agreement, or 20,478 Shares.

     2.  Exercise Price. The exercise price per share shall be $3.66, which is
         --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.  Exercise Period. The Warrant shall be exercisable, in whole or in part,
         ---------------
beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4.  Method of Exercise. While this Warrant remains outstanding and
         ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5.  Net Exercise.  In lieu of cash exercising this Warrant, the Holder may
         ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                                X =     A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6.  Certificates for Shares. Upon the exercise of the purchase rights
         -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7.  Authorization and Reservation of Stock. The Company covenants that the
         ---------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8.  Adjustment of Exercise Price and Number of Shares. The number of and
         -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a)  Subdivisions, Combinations and Other Issuances. If the Company
              ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (b)  Reclassification, Reorganization and Consolidation or Merger. In
              ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

          (c)  Other Distributions. In the event the Company at any time or from
               -------------------
time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

          (d)  Notice of Adjustment. When any adjustment is required to be made
               --------------------
in the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     9.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     10.  No Stockholder Rights. Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11.  No Impairment. Except and to the extent as waived or consented to by
          -------------
the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12.  Successors and Assigns. The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14.  Effect of Amendment or Waiver.  The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15.  Governing Law. This Warrant shall be governed by the laws of the State
          -------------
of California.

     16.  Loss, Destruction, etc. of Warrant. Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17.  Severability. If one or more provisions of this Warrant are held to be
          ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By ________________________________________
                                       Name: Larry J. Strauss
                                       Title: Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                            WARRANTHOLDER:


Date: ___________________                   By: _____________________________


                                            Address:_________________________
                                                    _________________________
                                                    _________________________

Name in which shares should be registered:___________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to State of Wisconsin Investment Board (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2nd, 2001 in connection with the issuance of the Company's Common Stock.

     1.  Purchase of Shares. Subject to the terms and conditions hereinafter set
         ------------------
forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals the quotient obtained by dividing 20% of the aggregate principal amount paid by the Purchaser in the Agreement by the Purchase Price, as defined in the Agreement, or 81,911 Shares.

     2.  Exercise Price. The exercise price per share shall be $3.66, which is
         --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.  Exercise Period. The Warrant shall be exercisable, in whole or in part,
         ---------------
beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4.  Method of Exercise. While this Warrant remains outstanding and
         ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5.  Net Exercise. In lieu of cash exercising this Warrant, the Holder may
         ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

          Y (A - B)
          ---------
                                      X = A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6.  Certificates for Shares. Upon the exercise of the purchase rights
         -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7.  Authorization and Reservation of Stock.  The Company covenants that the
         --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8.   Adjustment of Exercise Price and Number of Shares. The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances. If the Company
               ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation or Merger. In
               ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

          (c)  Other Distributions. In the event the Company at any time or from
               -------------------
time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

          (d)  Notice of Adjustment. When any adjustment is required to be made
               --------------------
in the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     9.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     10.  No Stockholder Rights. Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11.  No Impairment. Except and to the extent as waived or consented to by
          -------------
the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12.  Successors and Assigns. The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14.  Effect of Amendment or Waiver.  The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15.  Governing Law. This Warrant shall be governed by the laws of the State
          -------------
of California.

     16.  Loss, Destruction, etc. of Warrant. Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17.  Severability. If one or more provisions of this Warrant are held to be
          ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By _________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention:  Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                   WARRANTHOLDER:


Date: ___________________          By:_______________________________________


                                   Address:__________________________________
                                           __________________________________
                                           __________________________________


Name in which shares should be
registered:__________________________________________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to Asset Management (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2/nd/, 2001 in connection with the issuance of the Company's Common Stock.

     1.   Purchase of Shares. Subject to the terms and conditions hereinafter
          ------------------
set forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals the quotient obtained by dividing 25% of the aggregate principal amount paid by the Purchaser in the Agreement by the Purchase Price, as defined in the Agreement, or 68,259 Shares.

     2.   Exercise Price. The exercise price per share shall be $3.66, which is
          --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.   Exercise Period. The Warrant shall be exercisable, in whole or in
          ---------------
part, beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4.   Method of Exercise. While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5.   Net Exercise.  In lieu of cash exercising this Warrant, the Holder may
          ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

                                 Y (A - B)
                                 ---------
                         X =         A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6.   Certificates for Shares. Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7.   Authorization and Reservation of Stock. The Company covenants that the
          --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8.  Adjustment of Exercise Price and Number of Shares. The number of and
         -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Subdivisions, Combinations and Other Issuances. If the Company
             ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (b) Reclassification, Reorganization and Consolidation or Merger. In
             ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

         (c) Other Distributions. In the event the Company at any time or from
             -------------------
time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

         (d) Notice of Adjustment. When any adjustment is required to be made in
             --------------------
the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     9.  No Fractional Shares or Scrip. No fractional shares or scrip
         -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     10. No Stockholder Rights. Prior to exercise of this Warrant, the Holder
         ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11. No Impairment. Except and to the extent as waived or consented to by
         -------------
the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12. Successors and Assigns. The terms and provisions of this Warrant and
         ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13. Amendments and Waivers. Any term of this Warrant may be amended and the
         ----------------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14. Effect of Amendment or Waiver. The Holder acknowledges that by the
         -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15. Governing Law. This Warrant shall be governed by the laws of the State
         -------------
of California.

     16. Loss, Destruction, etc. of Warrant. Upon receipt of evidence
         ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17. Severability. If one or more provisions of this Warrant are held to be
         ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms .

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By _________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention:  Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                WARRANTHOLDER:


Date: ___________________       By: ________________________________________


                                Address:____________________________________
                                        ____________________________________
                                        ____________________________________


Name in which shares should be registered:_________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to Alloy Partners 2000, L.P. (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2nd, 2001 in connection with the issuance of the Company's Common Stock.

     1. Purchase of Shares. Subject to the terms and conditions hereinafter set
        ------------------
forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals 19,047 Shares.

     2. Exercise Price. The exercise price per share shall be $3.66, which is
        --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3. Exercise Period. The Warrant shall be exercisable, in whole or in part,
        ---------------
beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4. Method of Exercise. While this Warrant remains outstanding and
        ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Net Exercise. In lieu of cash exercising this Warrant, the Holder may
        ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this

Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

         Y (A - B)
         ---------
                         X =   A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6. Certificates for Shares. Upon the exercise of the purchase rights
        -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7. Authorization and Reservation of Stock. The Company covenants that the
        --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8. Adjustment of Exercise Price and Number of Shares. The number of and
        -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

        (a) Subdivisions, Combinations and Other Issuances. If the Company shall
            ----------------------------------------------
at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

        (b) Reclassification, Reorganization and Consolidation or Merger. In
            ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

        (c) Other Distributions. In the event the Company at any time or from
            -------------------
time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

        (d) Notice of Adjustment. When any adjustment is required to be made in
            --------------------
the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

        9.  No Fractional Shares or Scrip. No fractional shares or scrip
            -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

        10. No Stockholder Rights. Prior to exercise of this Warrant, the Holder
            ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        11. No Impairment. Except and to the extent as waived or consented to by
            -------------
the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12.  Successors and Assigns. The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14.  Effect of Amendment or Waiver. The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15.  Governing Law. This Warrant shall be governed by the laws of the State
          -------------
of California.

     16.  Loss, Destruction, etc. of Warrant. Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17.  Severability. If one or more provisions of this Warrant are held to be
          ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By _________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention:  Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:


Date: ___________________     By: _______________________________________


                              Address: __________________________________
                                       __________________________________
                                       __________________________________


Name in which shares should be registered:________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to Alloy Ventures 2000, L.P. (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2nd, 2001 in connection with the issuance of the Company's Common Stock.

     1.   Purchase of Shares. Subject to the terms and conditions hereinafter
          ------------------
set forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals 371,614 Shares.

     2.   Exercise Price. The exercise price per share shall be $3.66, which is
          --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.   Exercise Period. The Warrant shall be exercisable, in whole or in
          ---------------
part, beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4.   Method of Exercise. While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Net Exercise. In lieu of cash exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this

Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

          Y (A - B)
          ---------
                         X =   A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6.   Certificates for Shares. Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7.   Authorization and Reservation of Stock. The Company covenants that the
          --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances. If the Company
               ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation or Merger. In
               ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

          (c)  Other Distributions. In the event the Company at any time or from
               -------------------
time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

          (d)  Notice of Adjustment. When any adjustment is required to be made
               --------------------
in the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     9.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     10.  No Stockholder Rights. Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11.  No Impairment. Except and to the extent as waived or consented to by
          -------------
the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12.  Successors and Assigns. The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14.  Effect of Amendment or Waiver. The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15.  Governing Law. This Warrant shall be governed by the laws of the State
          -------------
of California.

     16.  Loss, Destruction, etc. of Warrant. Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17.  Severability. If one or more provisions of this Warrant are held to be
          ------------
unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.

                                    By _________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention:  Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:


Date: ___________________     By: _______________________________________


                              Address: __________________________________
                                       __________________________________
                                       __________________________________



Name in which shares should be registered:_______________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to Alloy Corporate 2000, L.P. (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2nd, 2001 in connection with the issuance of the Company's Common Stock.

     1.   Purchase of Shares. Subject to the terms and conditions hereinafter
          ------------------
set forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals 44,662 Shares.

     2.   Exercise Price. The exercise price per share shall be $3.66, which is
          --------------
equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.   Exercise Period. The Warrant shall be exercisable, in whole or in
          ---------------
part, beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     4.   Method of Exercise. While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Net Exercise. In lieu of cash exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this

Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

          Y (A - B)
          ---------
                         X =   A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     6.   Certificates for Shares. Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     7.   Authorization and Reservation of Stock. The Company covenants that the
          --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     8.   Adjustment of Exercise Price and Number of Shares. The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances. If the Company
               ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation or Merger. In
               ------------------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

          (c)  Other Distributions.  In the event the Company at any time or
               -------------------
from time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

          (d)  Notice of Adjustment.  When any adjustment is required to be
               --------------------
made in the Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     9.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     10.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11.  No Impairment.  Except and to the extent as waived or consented to
          -------------
by the Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     12.  Successors and Assigns.  The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers.  Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     14.  Effect of Amendment or Waiver.  The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     15.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of California.

     16.  Loss, Destruction, etc. of Warrant.  Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     17.  Severability.  If one or more provisions of this Warrant are held to
          ------------
be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.



                                    By _________________________________
                                       Name: Larry J. Strauss
                                       Title:  Vice President of Finance & Chief
                                       Financial Officer

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention:  Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                                 WARRANTHOLDER:


Date: ___________________                        By: ________________________


                                                 Address:_______________________

                                                  ______________________________

                                                  ______________________________

Name in which shares should be registered:____________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                      Void after
                                                                   April 2, 2006

                       FUSION MEDICAL TECHNOLOGIES, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     This Warrant is issued to Alloy Investors 2000, L.P. (the "Purchaser") by Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Stock and Warrant Purchase Agreement (the "Agreement") dated as of April 2/nd/, 2001 in connection with the issuance of the Company's Common Stock.

     2.  Purchase of Shares.  Subject to the terms and conditions hereinafter
         ------------------
set forth and set forth in the Agreement, the holder of this Warrant (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), that equals 76,622 Shares.

     3.  Exercise Price.  The exercise price per share shall be $3.66, which
         --------------
is equal to 125% of the Purchase Price, as defined in the Agreement. Such price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     4.  Exercise Period.  The Warrant shall be exercisable, in whole or in
         ---------------
part, beginning upon issuance and will terminate five (5) years after the date of the Agreement.

     5.  Method of Exercise.  While this Warrant remains outstanding and
         ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     6.  Net Exercise.  In lieu of cash exercising this Warrant, the Holder may
         ------------
elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:



                        Y (A - B)
                        ---------
                                      X =   A

     Where

          X --  The number of Shares to be issued to the Holder.

          Y --  The number of Shares purchasable under this Warrant.

          A --  The fair market value of one share of the Company's Common
                Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

     For purposes of the above calculation, the fair market value per Common Stock share shall be the closing price of the Common Stock, as quoted by the National Association of Securities Dealers Automated Quotation (Nasdaq) Service, the over-the-counter market or the exchange market in which the Common Stock is traded immediately prior to the close of business on the date of its surrender for exercise. If the Common Stock is not traded on the Nasdaq, the over-the-counter market or the exchange market, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors.

     7.  Certificates for Shares.  Upon the exercise of the purchase rights
         -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which Warrant was not exercised.

     8.  Authorization and Reservation of Stock.  The Company covenants that the
         --------------------------------------
Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable, free from all preemptive rights of any stock, and free from all taxes, liens, and charges with respect to the issuance thereof and free and clear of any restrictions on transfer (other than under the Securities Act of 1933 and state securities laws). The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

     9.  Adjustment of Exercise Price and Number of Shares.  The number of and
         -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a)  Subdivisions, Combinations and Other Issuances.  If the Company
              ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation or Merger.
               ------------------------------------------------------------
In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change, consolidation or merger by a Holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 8(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

          (c)  Other Distributions.  In the event the Company at any time or
               -------------------
from time to time makes, or files a record date for the determination of Holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had this Warrant been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

          (d)  Notice of Adjustment.  When any adjustment is required to be
               --------------------
made in Exercise Price, number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify in writing the Holder of such event, including a brief statement of the facts requiring such adjustment, and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant. The form of this Warrant needs not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 8 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     10.  No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor.

     11.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     12.  No Impairment.  Except and to the extent as waived or consented to by
          -------------
Holder, the Company will not, by amendment of its Certificate of Incorporation or Bylaws through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

     13.  Successors and Assigns.  The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     14.  Amendments and Waivers.  Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder of shares of Common Stock issued or issuable upon exercise of the Warrant issued pursuant to the Agreement that are then outstanding. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted) and each future Holder of all such Shares.

     15.  Effect of Amendment or Waiver.  The Holder acknowledges that by the
          -----------------------------
operation of Section 12 hereof, the Holders of at least 100% in interest of the Warrants issued pursuant to the Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Agreement.

     16.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of California.

     17.  Loss, Destruction, etc. of Warrant.  Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     18.  Severability.  If one or more provisions of this Warrant are held to
          ------------
be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                                    FUSION MEDICAL TECHNOLOGIES, INC.



                                    By _______________________________________
                                       Name: Larry J. Strauss
                                       Title: Vice President of Finance & Chief
                                       Financial Officer

STOCK AND WARRANT PURCHASE AGREEMENT

                                 SUBSCRIPTION

Fusion Medical Technologies, Inc.
Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to purchase shares issued by Fusion Medical Technologies, Inc. and held by the undersigned, shares of Common Stock of Fusion Medical Technologies, Inc.

Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                   WARRANTHOLDER:


Date: ___________________          By: _______________________________________


                                   Address:___________________________________

                                           ___________________________________

                                           ___________________________________

Name in which shares should be
registered:______________________________________________